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                                                                      EXHIBIT 10

                                                                 EXECUTION COPY

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                                U.S. $180,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of February 27, 1998

                                      Among

                   CENTENNIAL PUERTO RICO WIRELESS CORPORATION

                                   as Borrower

                                       and

                             THE BANKS NAMED HEREIN

                                    as Banks

                                       and

                                 CITIBANK, N.A.

                             as Administrative Agent

                                       and

                                    CIBC INC.
                                CREDIT LYONNAIS,
                                 NEW YORK BRANCH
                               LTCB TRUST COMPANY
                             THE SUMITOMO BANK, LTD.
                                 CHICAGO BRANCH
                                       and
                                SOCIETE GENERALE,
                                 NEW YORK BRANCH

                                  as Co-Agents

        *****************************************************************





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                      AMENDED AND RESTATED CREDIT AGREEMENT

                AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 27, 1998, between CENTENNIAL PUERTO RICO WIRELESS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and CITIBANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                The Borrower, certain of the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of April 25, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Existing Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans and the issuing of letters of credit) to be made by said Lenders to the Borrower in an aggregate principal or face amount not exceeding $130,000,000. The banks listed on the signature pages hereto under the caption "New Lenders" (collectively, the "New Lenders") wish to become parties to the Existing Credit Agreement as "Lenders" thereunder, and the Borrower, the Lenders and the Administrative Agent wish to increase the aggregate amount of the Commitments under the Credit Agreement from $130,000,000 to $180,000,000 and to amend the Existing Credit Agreement in certain other respects and, as so amended, to restate the Existing Credit Agreement in its entirety. Accordingly, the parties hereto agree that the Existing Credit Agreement shall be amended as set forth herein and that the Existing Credit Agreement, which is hereby incorporated herein by reference with the amendments set forth herein, shall be restated to read (as so amended and restated, the "Credit Agreement"):

                Section 1. Definitions. Except as otherwise defined in herein, terms defined in the Existing Credit Agreement are used herein as defined therein.

                Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Existing Credit Agreement shall be amended as follows:

                2.01. References in the Existing Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Existing Credit Agreement as amended and restated hereby. References in the Credit Agreement to "the Notes" shall be deemed to include reference to the New Notes under and as defined in
Section 5.02 below. Each of the New Lenders shall be deemed to be a "Lender" under and for all purposes of the Credit Agreement and each reference therein to "Lender" shall be deemed to include the New Lenders.


                           Amendment and Restatement





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                                      -2-


                2.02. Section 1.01 of the Existing Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

                "Agreement" shall mean, on any date after the Effective Date, this Agreement as originally in effect on the Effective Date and as thereafter modified and supplemented and in effect from time to time.

                "Amendment and Restatement" shall refer to the Amended and Restated Credit Agreement dated as of February 27, 1998 between the Company, the Lenders and the Administrative Agent.

                "Annualized EBITDA" means, for any Fiscal Period, EBITDA for such Fiscal Period multiplied by two; provided, that solely for purposes of the calculation of the Leverage Ratio as used in Section 5.01(j), and the Interest Coverage Ratio as used in Section 5.01(k), on any date ending on or before February 28, 1999, Annualized EBITDA shall mean the product of (a) EBITDA for the Fiscal Quarter ending on or most recently ended prior to such date plus sales, marketing, advertising and equipment subsidy expenses for such Fiscal Quarter multiplied by (b) four.

                "Effective Date" shall mean the date upon which the conditions precedent to the effectiveness of the amendments set forth in Section 5 of the Amendment and Restatement shall be satisfied or waived.

                "Subordinated Debt" means Debt (i) for which the Borrower is directly and primarily liable, (ii) in respect of which none of its Subsidiaries is contingently or otherwise obligated, (iii) none of the principal of which shall be required to be repaid prior to February 28, 2006, (iv) that bears interest at a rate per annum not in excess of 12% and (v) that is subordinated to the obligations of the Borrower to pay principal of and interest on the Advances, Reimbursement Obligations and Notes hereunder on terms, and pursuant to documentation containing other terms (including interest, covenants and events of default), in form and substance satisfactory to the Majority Lenders.

                2.03. The first sentence of Section 2.01A of the Existing Credit Agreement is hereby amended to read as follows:

                "Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on



                           Amendment and Restatement





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                                      -3-

        Schedule II to the Amendment and Restatement or, if such Lender has entered into any Assignment and Acceptance after the date of the Amendment and Restatement, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be reduced pursuant to Section 2.04 (such Lender's "Commitment"), provided that in no event shall (a) the Aggregate Financing Amount exceed the aggregate amount of the Commitments as in effect from time to time or (b) the Aggregate Financing Amount exceed the aggregate amount of the Borrowing Base as in effect from time to time prior to the Borrowing Base Release Date."

                2.04. Section 5.01(j) of the Existing Credit Agreement is hereby amended to read as follows:

                "(j) Leverage Ratio. Maintain, as of the last day of each Fiscal Quarter whose last day occurs during any period set out below, a Leverage Ratio less than the ratio set out below next to such period:


                Period                                 Ratio
                ------                                 -----
        from December 1, 1998
          through May 31, 1999                         10.00:1
        from June 1, 1999
          through November 30, 1999                     8.00:1
        from December 1, 1999
          through February 28, 2000                     7.00:1
        from March 1, 2000
          through May 31, 2000                          6.00:1
        from June 1, 2000
          through November 30, 2000                     5.00:1
        from December 1, 2000 and
          at all times thereafter                       4.00:1"


                2.05. Section 5.01(l) of the Existing Credit Agreement is hereby amended to read as follows:




                           Amendment and Restatement





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                                      -4-



                "(l) Subscriber Levels. Maintain, as of each date specified below, a number of Subscribers not less than the number set out below next to such date:

                Period                             Level
                ------                             -----

                February 28, 1998                 40,000
                May 31, 1998                      50,000
                August 31, 1998                   60,000
                November 30, 1998                 70,000
                February 28, 1999
                  and at all times thereafter     75,000"


                2.06. Schedule I to the Existing Credit Agreement is hereby amended to read as set forth in Schedule I to this Amended and Restated Credit Agreement, and a Schedule II to the Existing Credit Agreement is hereby added to the Credit Agreement in the form of Schedule II to this Amended and Restated Credit Agreement.

                Section 3. Commitment Fee. Notwithstanding that the increase of the Commitments contemplated by Section 2 above shall not become effective until the satisfaction of the conditions precedent specified in Section 5 below, for purposes of calculating the amount of commitment fee payable under Section 2.03(a) of the Credit Agreement, the Commitments of the Lenders shall be deemed to have been so increased (and the Commitments of the New Lenders shall be deemed to have become effective) immediately upon the execution of this Amended and Restated Credit Agreement by each of the Lenders.

                Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Section 4.01 of the Existing Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 4.01 to "this Agreement" and "the Notes" included reference to this Amended and Restated Credit Agreement and to the New Notes.

                Section 5. Conditions Precedent. As provided in Section 2 above, the amendment and restatement of the Existing Credit Agreement contemplated hereby shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                5.01. Execution by All Parties. This Amended and Restated Credit Agreement shall have been executed and delivered by each of the parties hereto, and Holdings and each Guarantor shall have consented to this Amended and Restated Credit Agreement by affixing its signature where indicated below on the signature pages hereto.

                5.02. Notes and Initial Advances. The Borrower shall have delivered to the Administrative Agent for each Lender a new promissory note of the Borrower in substantially



                           Amendment and Restatement





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                                      -5-



the form of Exhibit A to the Existing Credit Agreement, dated the date hereof, payable to such Lender in a principal amount equal to its Commitment (after giving effect to this Amended and Restated Credit Agreement) and otherwise duly completed, and each of such promissory notes (a "New Note") shall constitute a "Note" under the Existing Credit Agreement as amended and restated hereby. In addition, simultaneously with the effectiveness of such amendment and restatement, the Borrower shall have prepaid the Advances outstanding under the Existing Credit Agreement immediately prior to such effectiveness from the proceeds of new Advances made by the Lenders under the Credit Agreement (ratably in accordance with their respective Commitments as increased hereby), and the Borrower shall have paid accrued interest in respect of the principal so prepaid together with accrued interest and any amounts payable under Section 8.04(b) of the Existing Credit Agreement as a result of such prepayment, so that after giving effect to such Advances and prepayments, the Advances (and the Interest Periods therefor, if applicable) shall be held by the Lenders pro rata in accordance with the respective amounts of their Commitments (as increased hereby).

                5.03. Documents. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Credit Party (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on April 25, 1997 pursuant to the Existing Credit Agreement) and of all corporate authority for each Credit Party (including, without limitation, board of director resolutions and evidence of the incumbency of officers for the Borrower) with respect to execution, delivery and performance of this Amended and Restated Credit Agreement and the Existing Credit Agreement as amended hereby and the extensions of credit under the Existing Credit Agreement as amended and restated hereby, the New Notes and each other document to be delivered by such Credit Party from time to time in connection with the Existing Credit Agreement as amended and restated hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Credit Party to the contrary).

                (2) Puerto Rico Security Documents. The Obligors shall have entered into such modifications to the Puerto Rico Security Documents, and shall have made such filings and recordations of the same, as the Administrative Agent shall have requested in order to protect and preserve the validity, perfection and priority of the Liens created thereby.

                (3) Legal Opinions:

                        (a) A favorable opinion of Leavy Rosensweig & Hyman,
                special New York counsel for the Credit Parties, in form and substance satisfactory to the




                           Amendment and Restatement





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                                      -6-


                Administrative Agent (and each Credit Party hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent);

                        (b) A favorable opinion of Axtmayer, Adsuar, Muniz &
                Goyco, PSC, special Puerto Rico counsel for the Credit Parties, in form and substance satisfactory to the Administrative Agent (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent);

                        (c) A favorable opinion of Milbank, Tweed, Hadley &
                McCloy, special New York counsel for the Administrative Agent, in form and substance satisfactory to the Administrative Agent (and the Administrative Agent hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent); and

                        (d) A favorable opinion of Fiddler, Gonzalez &
                Rodriguez, special Puerto Rico counsel for the Administrative Agent, in form and substance satisfactory to the Administrative Agent (and the Administrative Agent hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                (4) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to Citibank may reasonably request.

                Section 6. Confirmation of Security Documents. By their signatures below, each of the Borrower, Holdings and each Guarantor hereby consents to this Amended and Restated Credit Agreement for purposes of the Holdings Pledge Agreement, the Obligor Pledge Agreement, each Subsidiary Guarantee, each Puerto Rico Security Document and any Additional Puerto Rico Security Document, as applicable, and hereby agrees that the obligations of the Borrower as increased pursuant to this Amended and Restated Credit Agreement shall constitute "Secured Obligations" (as respectively defined in the Holdings Pledge Agreement and the Obligor Pledge Agreement) and "Guaranteed Obligations" (as defined in each Subsidiary Guarantee), or words of similar import for the Puerto Rico Security Documents and any Additional Puerto Rico Security Documents, under and for all purposes of said instruments, and each reference in said instruments to the "Credit Agreement" shall be deemed to refer to the foregoing Amended and Restated Credit Agreement.

                Section 7. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect and it is not the intention of the parties hereto that this Agreement represent a novation of the obligations and undertakings under the Existing Credit Agreement. This Amended and Restated Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amended and Restated Credit Agreement by signing any such counterpart. This Amended and Restated Credit


                           Amendment and Restatement





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                                      -7-


Agreement shall be governed by, and construed in accordance with, the law of the State of New York.



                           Amendment and Restatement





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                                      -8-



                IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed and delivered as of the day and year first above written.


                                                Borrower

                                                CENTENNIAL PUERTO RICO WIRELESS
                                                  CORPORATION

                                                By /S/
                                                   ---------------------------
                                                   Title:


                                               Lenders

CITIBANK, N.A.

                                                         BANCO SANTANDER,
                                                         PUERTO RICO

By /S/                                                   By /S/
  ------------------------                                 ---------------------
   Title:                                                   Title:

CREDIT LYONNAIS, NEW                                     SOCIETE GENERALE, NEW
  YORK BRANCH                                               YORK BRANCH


By /S/                                                   By /S/
  -----------------------                                  ---------------------
   Title:                                                  Title:


CIBC INC.                                                LTCB TRUST COMPANY


By /S/                                                   By /S/
  ----------------------                                   ---------------------
   Title: Executive Director                               Title:
        CIBC Oppenheimer Corp.,
        AS AGENT

THE SUMITOMO BANK, LTD.                                 THE SANWA BANK, LTD.
  CHICAGO BRANCH




                           Amendment and Restatement





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                                      -9-



By /S/                                                   By /S/
  --------------------------                               ---------------------
   Title:                                                  Title:


                                   New Lenders

BANQUE NATIONALE DE PARIS                                BANQUE PARIBAS



By /S/                                                   By /S/
  --------------------------                               ---------------------
   Title:                                                  Title:


By /S/
  --------------------------
   Title:




                           Amendment and Restatement





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                                      -10-


                By their signatures below, each of the undersigned hereby consents to the foregoing Amended and Restated Credit Agreement as more fully provided in Section 6 thereof.

CENTENNIAL CELLULAR WIRELESS                            LAMBDA COMMUNICATIONS,
  HOLDING CORP.                                         INCORPORADO

By /S/                                                 By /S/
  ---------------------------                            -----------------------
   Title:                                                 Title:



LAMBDA OPERATIONS CORP.                                 CENTENNIAL WIRELESS PCS
                                                        OPERATIONS CORP.

By /S/                                                By /S/
  ---------------------------                           ------------------------
  Title:                                                  Title:


CENTENNIAL WIRELESS PCS                                 CENTENNIAL PUERTO RICO
  LICENSE CORP.                                          REALTY CORPORATION

By /S/                                                By /S/
  ---------------------------                           ------------------------
   Title:                                                 Title:







                           Amendment and Restatement





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                                                                      Schedule I

Lender                                           Domestic Lending Office
------                                           -----------------------

Citibank, N.A.                            Citibank, N.A.
                                          399 Park Avenue
                                          New York, New York  10043

Banco Santander, Puerto Rico              Avenida Ponce de Leon 207
                                          Hato Rey, PR 00936

Credit Lyonnais,                          Credit Lyonnais, New York Branch
  New York Branch                         1301 Avenue of the Americas
                                          New York, New York 10019

Societe Generale,                         Societe Generale, New York Branch
  New York Branch                         1221 Avenue of the Americas
                                          New York, New York  10020

CIBC Inc.                                 CIBC Inc.
                                          Two Paces West
                                          2727 Paces Ferry Road
                                          Suite 1200
                                          Atlanta, Georgia 30339
LTCB Trust Company                        LTCB Trust Company
                                          165 Broadway, 49th Floor
                                          New York, New York  10006

The Sumitomo Bank, Ltd.,                  233 South Wacker Dr., Suite 4800
  Chicago Branch                          Chicago, IL 60607

Banque Nationale De Paris                 499 Park Avenue
                                          New York, New York 10022

Banque Paribas                            787 Seventh Avenue
                                          New York, New York 10019

The Sanwa Bank, Ltd.                      55 East 52nd St.
                                          New York, New York 10055






                                   Schedule I





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                                                                     Schedule II

Lender                                                Commitment
------                                                -----------

Citibank, N.A.                                       $ 25,000,000

Banco Santander, Puerto Rico                         $ 25,000,000

Credit Lyonnais,                                     $ 25,000,000

  New York Branch

Societe Generale,                                    $ 25,000,000

  New York Branch

CIBC Inc.                                            $ 20,000,000

LTCB Trust Company                                   $ 15,000,000

The Sumitomo Bank, Ltd.                              $ 15,000,000

  Chicago Branch

Banque Nationale De Paris                            $ 10,000,000

Banque Paribas                                       $ 10,000,000

The Sanwa Bank, Ltd.                                 $ 10,000,000
                                                     ============
                                           TOTAL     $180,000,000



                                   Schedule II



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